Amplify Pure Junior Gold Miners ETF
Schedule of Investments
January 31, 2021 (Unaudited)

Description	Shares	Value

COMMON STOCKS - 99.9%
Industrials - 0.7%
Alexco Resource Corp. (a)	5,274	$14,872
Materials - 99.2%
Alamos Gold, Inc.	4,779	38,383
Aneka Tambang Tbk	637,620	100,892
Argonaut Gold, Inc. (a)	19,770	35,905
B2Gold Corp.	6,105	30,204
Centamin PLC	19,659	30,964
Centerra Gold, Inc.	4,134	42,879
Dacian Gold Ltd. (a)	104,319	38,419
DRDGOLD Ltd. - ADR	3,256	33,634
Dundee Precious Metals, Inc.	5,277	33,584
Eldorado Gold Corp. (a)	3,030	34,037
Endeavour Mining Corp.	1,539	32,721
Equinox Gold Corp. (a)	3,216	30,764
Evolution Mining Ltd.	10,002	36,298
Franco-Nevada Corp.	324	38,663
Gold Road Resources Ltd. (a)	38,886	35,951
Gold Standard Ventures Corp. (a)	19,671	13,953
Golden Star Resources Ltd. (a)	9,171	34,483
Gran Colombia Gold Corp.	8,490	41,671
Great Bear Resources Ltd. (a)	1,191	13,938
Great Panther Mining Ltd. (a)	48,201	38,908
Greatland Gold PLC (a)	51,162	17,213
IAMGOLD Corp. (a)	10,338	35,122
K92 Mining, Inc. (a)	7,404	49,729
Karora Resources, Inc. (a)	14,934	38,695
Kirkland Lake Gold Ltd.	856	32,928
Koza Altin Isletmeleri AS (a)	4,116	65,080
Lundin Gold, Inc. (a)	4,299	34,427
McEwen Mining, Inc. (a)	37,311	45,146
Northern Star Resources Ltd.	3,765	37,120
Novagold Resources, Inc. (a)	1,329	12,131
Novo Resources Corp. (a)	5,478	9,691
OceanaGold Corp. (a)	26,736	47,091
Osisko Gold Royalties Ltd.	3,399	38,022
Osisko Mining, Inc. (a)	5,385	13,110
Perseus Mining Ltd. (a)	41,967	37,995
Petropavlovsk PLC (a)	108,909	43,370
Premier Gold Mines Ltd. (a)	13,974	34,567
Pretium Resources, Inc. (a)	3,135	33,867
Ramelius Resources Ltd.	26,841	31,508
Red 5 Ltd. (a)	191,448	31,581
Regis Resources Ltd.	11,349	31,608
Resolute Mining Ltd. (a)	60,111	31,823
Roxgold, Inc. (a)	20,988	22,837
Royal Gold, Inc.	348	37,194
Sabina Gold & Silver Corp. (a)	7,068	14,220
Sandstorm Gold Ltd. (a)	4,815	31,096
Saracen Mineral Holdings Ltd. (a)	9,828	36,722
Seabridge Gold, Inc. (a)	738	14,325
Silver Lake Resources Ltd. (a)	24,660	30,367
SilverCrest Metals, Inc. (a)	1,482	15,042
SSR Mining, Inc. (a)	2,106	37,060
St Barbara Ltd.	19,119	32,419
Teranga Gold Corp. (a)	3,807	37,699
Torex Gold Resources, Inc. (a)	2,586	34,090
Wesdome Gold Mines Ltd. (a)	3,804	29,063
West African Resources Ltd. (a)	18,963	13,313
Westgold Resources Ltd. (a)	20,547	37,047
Yamana Gold, Inc.	6,999	32,709
		1,943,278
Total Common Stocks (Cost $1,932,833)		1,958,150

MONEY MARKET FUNDS - 0.1%
STIT-Government & Agency Portfolio - Institutional Class - 0.03% (b)	1,646	1,646
Total Money Market Funds (Cost $1,646)		1,646
Total Investments - 100.0%
(Cost $1,934,479)		$1,959,796

Percentages are based on Net Assets of $1,959,495.
ADR -	American Depositary Receipt
(a)	Non-income producing security.
(b)	Seven-day yield as of January 31, 2021.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by Fund Management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended January 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of January 31, 2021:

Category
Investments in Securities
Assets
Level 1
Common Stocks
Australia	$509,261
Britain	17,213
Canada	1,051,916
Indonesia	100,892
Jersey	30,964
Monaco	32,721
Russia	43,370
South Africa	33,634
Turkey	65,080
United States	73,099
Money Market Funds	1,646
Total Level 1	1,959,796
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$1,959,796

See the Schedules of Investments for further disaggregation of investment categories.

For the period ended January 31, 2021, there were no transfers into or out of Level 3 for the Fund.